Fees Summary	Jan. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 750,000,000
Previously Paid Amount	0
Total Fee Amount	114,825
Total Offset Amount	64,965
Net Fee	$ 49,860